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EXHIBIT 10.21

                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT

         This First Amendment to Loan Agreement is entered into this ___ day of November, 2001, by and between EntrePort Corporation, a Florida corporation (hereinafter called "Borrower") and e-Home.com, Inc. dba Homemark, and Homeseekers Management Inc. (hereinafter collectively called "Homemark") and is made with reference to the following facts:

         WHEREAS, Borrower and Homeseekers.com, Incorporated, a Nevada corporation, entered into a Loan Agreement dated July 16, 2001 and related Security Agreement and Promissory Note of the same date (collectively, the "Loan Agreement");

         WHEREAS, Homemark may acquire the interests and rights of Homeseekers.com, Incorporated under the Loan Agreement;

         WHEREAS, in the event that Homemark does acquire the interests and rights of Homeseekers.com, Incorporated under the Loan Agreement, the parties hereto intend to amend the terms of the Loan Agreement;

         NOW THEREFORE, the parties agree as follows:

         1. The date of maturity under the Loan Agreement shall be extended from December 31, 2001 to January 2, 2003.

         2. All other provisions of the Loan Agreement, not in conflict with this First Amendment to Loan Agreement, shall remain in full force and effect.

         In witness whereof the parties have executed this First Amendment to Loan Agreement as of the date first written above.

                                   EntrePort Corporation,
                                   a Florida corporation

                                   By:
                                      -----------------------------------------
                                   Its:________________________________________

                                   E-Home.com, Inc. dba Homemark

                                   By:
                                       ----------------------------------------
                                   Its:________________________________________

                                   Homeseekers Management, Inc.

                                   By:
                                       ----------------------------------------
                                   Its:________________________________________